Exhibit 10.1

Execution Copy

[********] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

FIRST AMENDMENT TO
LICENSE, DEVELOPMENT AND COMMERCIALIZATION AGREEMENT

This FIRST AMENDMENT (this “Amendment”) dated as of the date last signed below (the “Amendment Date”) is entered into by Agenus Inc., a Delaware corporation having its principal office at 3 Forbes Road, Lexington, Massachusetts 02421, USA (“Agenus US”) and its wholly-owned subsidiary, Agenus Switzerland Inc. (f/k/a 4-Antibody AG), a stock corporation organized under the laws of Switzerland with an office at Hochbergerstrasse 60C, CH-4057, Basel, Switzerland (together with Agenus US, “Agenus”), and Incyte Europe Sarl, a Swiss limited liability company (a société à responsabilité limitée) having its principal office at Rue du Pré-de-la-Bichette 1, 1202, Geneva, Switzerland (“Incyte”), and amends that certain License, Development and Commercialization Agreement dated as of January 9, 2015 (the “Original Agreement”) by and among Agenus, Incyte, and certain of their Affiliates.

RECITALS

WHEREAS, the Parties wish to amend the Original Agreement to, among other things, (i) permit each Party to advance Multispecific Antibodies (as defined in Section 8 below) independently or with Third Parties in all indications, (ii) Convert the OX-40 Project and the GITR Project to Royalty-Bearing Projects, (iii) give Incyte exclusive rights and all decision-making authority for Manufacturing, Development, and Commercialization with respect to Royalty-Bearing Antibodies and (iv) remove the [********] Project and TIGIT Project from the Program, in each case, subject to the terms and conditions of this Amendment; and

WHEREAS, concurrently with this Amendment, the Parties are entering into a separate Stock Purchase Agreement pursuant to which Incyte will purchase 10,000,000 shares of Agenus common stock at the price and on the terms set forth therein (the “SPA”).

NOW, THEREFORE, in consideration of the respective representations, warranties, covenants and agreements contained herein, and subject to the Parties’ execution and performance of the SPA, the Parties agree as follows:

1.Multispecific Antibodies.  The Parties intend that, subject to the terms and conditions in this Amendment, each Party be free to exploit its own Patent Rights and Know-How to advance Multispecific Antibodies in all indications, without such activities constituting a breach of the Original Agreement.  For the avoidance of doubt, neither Party shall owe royalty payments or any other consideration in respect of Net Sales of Multispecific Antibodies.

1.1Definitions.

(a)New and Revised Definitions.  Section 8 of this Amendment introduces new defined terms and amends certain existing defined terms set forth in the Original Agreement to reflect that the Parties’ rights with respect to Multispecific Antibodies and [********] Antibodies are outside the scope of the Original Agreement.

(a)

[********] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

(b)Integration.  To the extent this Amendment uses defined terms such as (without limitation) “Development”, “Manufacturing” or “Commercialization” in reference to Multispecific Antibodies, [********] Antibodies, [********] Antibodies, or TIGIT Antibodies, such defined terms shall be read to apply to such molecules notwithstanding that the definitions ascribed to those terms in the Original Agreement refer only to Antibodies.

(c)Other Defined Terms.  Capitalized terms used but not otherwise defined or modified herein shall have the meanings ascribed to them in the Original Agreement.

1.2Revisions to Article II.

(a)Section 2.5(a) of the Original Agreement (No Implied Licenses or Rights) is hereby amended by adding the following sentence at the end of Section 2.5(a):

“Further, for purposes of clarity and notwithstanding any other provision of this Agreement, the licenses granted in Section 2.1 give Incyte no rights to utilize or exploit any [********] Antibody or any therapeutic preparation that contains one or more [********] Antibodies, and Agenus reserves the exclusive right under Agenus IP to Develop, Manufacture and Commercialize [********] Antibodies and therapeutic preparations containing [********] Antibodies for any use solely outside of the Hematology Field and Oncology Field.”

(b)Section 2.7(a) of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“(a)

[********], neither Agenus nor, subject to Section 12.3(b)(ii), its Affiliates shall Develop, Manufacture or Commercialize outside of the Field any Antibody or Multispecific Antibody, any of which includes a [********] which is [********] to a corresponding [********] of any [********] or [********], provided that the foregoing restriction shall not apply to Agenus’ use of the [********] from [********], together with a [********] that is not [********] to the [********].”

(c)A new Section 2.7(g) is hereby inserted immediately following Section 2.7(f) of the Original Agreement as follows:

“(g)

Without limiting any right of Incyte or its Affiliates with respect to any Licensed Antibody or Product within the Field, nothing in this Section 2.7 or any other provision of this Agreement shall give either Party rights to Antibodies being Developed, Manufactured or Commercialized outside the Field or to Multispecific Antibodies, or under consideration for the foregoing, by the other Party, its Affiliates or any Third Party.  In addition, the Parties expressly agree that the scope of the restrictions set forth in Sections 2.7(a), (b) and (c) and the exclusivity in Section 2.1 shall not restrict either Party from exploiting Patent Rights and Know-How Controlled by such Party to:

(i)

carry out Development activities (including Clinical Trials) directed to combination therapies including a Licensed Antibody, TIGIT Antibody, or [********] Antibody, in combination with a non-Program product that is Controlled by such Party pursuant to the licenses and retained rights

[********] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

described in Section 5.1 of this Amendment; provided that (A) such licenses and retained rights shall not be deemed to extend to any Manufacturing or Commercialization activities of either Party directed to a Licensed Antibody, TIGIT Antibody, or [********] Antibody, (B) [********], this subsection (i) [********] TIGIT [********], and (C) [********] this subsection (i) [********];

(ii)	outlicense non-Program products [********] that are Controlled by such Party to Third Parties for all indications; or
(iii)

subject to Section 1.4 of this Amendment, Develop, Manufacture or Commercialize, independently or with a Third Party, Multispecific Antibodies (including Multispecific Antibodies that interact with Named Targets or Bullpen Targets), or therapeutic preparations containing Multispecific Antibodies, within or outside of the Field;

provided in each case that except for the research license referenced in clause (i), nothing in Section 2.1, Section 2.2 or this Section 2.7(g) shall be construed as granting a license under the other Party’s Patent Rights or Know-How in connection with such activities.  For the avoidance of doubt, (x) the licenses granted under Section 2.1 of the Original Agreement do not apply to Incyte’s or its Affiliates’ Development, Manufacture, Commercialization, or other exploitation of Multispecific Antibodies or activities [********] outside the Field and (y) the licenses granted under Section 2.2 of the Original Agreement do not apply to Agenus’s or its Affiliates’ Development, Manufacture, Commercialization, or other exploitation of Multispecific Antibodies or activities [********] outside the Field.”

(a)	A new Section 2.7(h) is hereby inserted immediately following Section 2.7(g) above as follows:
“(h)

[********], neither Party nor, subject to Section 12.3(b)(ii), any of its Affiliates, shall independently, or with a Third Party, conduct Development of, Manufacture or Commercialize in the Territory any [********] Antibody that Interacts with a Named Target (including, for clarity, any Licensed Antibody) or a Bullpen Target, or a therapeutic preparation containing such an Antibody, in the Field.”

(b)	Section 8.3(f) of the Original Agreement is hereby amended to include Section 2.7(g) of this Amendment as follows:

(f) “Articles I, VIII, IX, XI, XII and Sections 2.5, 2.7(g), 7.7, 7.8, 7.9, 7.10, 7.11 and 7.12 shall survive termination or expiration of this Agreement.”

1.3Supply Agreement and Pharmacovigilance Agreement. The Parties hereby agree to negotiate in good faith the terms of any supply agreement or pharmacovigilance agreement that either Party may require to conduct combination studies with respect to such Party’s Development activities directed to any permitted combination therapies including a Licensed Antibody, TIGIT Antibody, or [********] Antibody in combination with a

[********] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

non-Program product controlled by such Party pursuant to the licenses and retained rights described in Section 5.1 of this Amendment. Without limiting the foregoing, the terms of any supply agreement will provide that a Party will supply the applicable Antibody at [********] directly incurred with the manufacture of such Antibody. At the time of any request for supply of Antibody from the other Party, a Party shall deliver a copy of a written protocol providing reasonable detail of its proposed combination study. Notwithstanding anything to the contrary in the Original Agreement or this Amendment, neither Party shall have an obligation to supply any Antibody under this Section 1.3 if: (a) based on [********], (i) it [********] that the [********] will [********] for [********]; or (ii) [********], it does [********] of the [********] or [********] in the [********]; and provided,  however, that if the supplying party’s [********] Antibody is solely due to this (ii), the supplying Party shall [********] if the receiving Party [********] to the [********] by the [********]; or (b) it does not have an adequate supply of Antibody available.

1.4OX-40/GITR Bispecifics.  Notwithstanding anything else in this Amendment or the Original Agreement, from and after the Amendment Date, neither Incyte nor, subject to Section 12.3(b)(ii) of the Original Agreement, its Affiliates shall Develop, Manufacture, Commercialize or otherwise exploit OX-40/GITR Bispecifics within or outside the Field, independently or with a Third Party.  As of the Amendment Date, Incyte acknowledges and agrees that Incyte and its Affiliates have no rights in or to OX-40/GITR Bispecifics, including for clarity, any rights under Articles 2, 5, 6 or 9, Sections 4.7 or 4.9, or any other provision of the Original Agreement.  To the extent that Incyte Controls any Incyte Program Patent Rights as of the Amendment Date that cover the Development, Manufacture or Commercialization of OX-40/GITR Bispecifics, Incyte hereby grants to Agenus and its Affiliates a non-exclusive, world-wide, royalty-free, transferable (solely in connection with a permitted assignment of the Original Agreement under Section 12.3), and sublicenseable license under such Patent Rights, solely to the extent necessary for Agenus, its Affiliates and sublicensees to Develop, Manufacture, and Commercialize such OX-40/GITR Bispecifics, subject to the terms of this Amendment. For the avoidance of doubt, the licenses granted under Section 2.2 of the Original Agreement do not apply to Agenus’ or its Affiliates’ or sublicensees’ Development, Manufacture, Commercialization, or other exploitation of OX-40/GITR Bispecifics.

1.5Overlap with Licensed Antibodies.  The Parties agree that their respective activities with respect to Multispecific Antibodies should not result in a reduction of Incyte’s diligence obligations in advancing Licensed Antibodies.  Accordingly, Sections 4.3 and 5.3 of the Original Agreement remain in full force and effect.

1.6Patent Prosecution; Publication.  Article 6 of the Original Agreement is hereby amended as follows:

(a)Each instance of the term “Agenus Patent Rights” as it appears in Sections 6.2(b)-(c), Section 6.3(a)(i), Section 6.3(b)(i)(B) and Sections 6.5 through 6.7 of the Original Agreement is hereby replaced with the term “Agenus Program Patent Rights,” defined in Section 8 of this Amendment.

[********] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

(b)Each instance of the term “Licensed Antibody” in Section 6.3(a) is hereby replaced with the term “Program Antibody” defined in Section 8 of this Amendment.

(c)Each instance of the term “Product” as it appears in Sections 6.3 through Section 6.7 of the Original Agreement (but excluding instances of “Profit-Share Product,” Royalty-Bearing Product, or “Co-Developed Product”) is hereby replaced with the term “Program Product,” defined in Section 8 of this Amendment.

(d)Section 6.2(a)(i) of the Original Agreement is amended to state: “Agenus shall have the sole right to Prosecute all Agenus Platform Patent Rights and Agenus Patent Rights other than Agenus Program Patent Rights, and Agenus shall have the first right to Prosecute the Agenus Program Patent Rights, and”.

(e)Section 6.3(a)(ii) of the Original Agreement is hereby amended to state: “known or suspected unauthorized use or misappropriation of Agenus Know-How or Incyte Know-How specifically relating to Program Antibodies or Program Products in the Field of which such Party becomes aware.”

2.Conversion of OX-40 Project and GITR Project.

2.1Conversion of Projects.  Subject to Section 2.2 of this Amendment, Agenus hereby elects to convert the OX-40 Project and the GITR Project from Profit-Share Projects to Royalty-Bearing Projects. Products containing an OX-40 Antibody or GITR Antibody are hereby no longer Profit-Share Products and are and will for all purposes under the Original Agreement and this Amendment be deemed to be Royalty-Bearing Products.  Incyte hereby waives any notice requirements set forth in Section 4.6 or elsewhere in the Original Agreement with respect to such election, and such election shall be deemed to be effective as of the Amendment Date. Agenus hereby irrevocably waives all Co-Development Options outlined in Section 4.4 of the Original Agreement with respect to all Royalty-Bearing Antibodies.

2.2Payments.

(a)Royalty Rate.  The Parties agree that the royalty rates in Section 7.6(a) and referenced in Section 4.6 of the Original Agreement shall not apply to Net Sales of the GITR Products and OX-40 Products, and that Incyte shall instead pay to Agenus a flat fifteen percent (15%) royalty on worldwide Net Sales of each OX-40 Product and each GITR Product, on a Product-by-Product basis, in each Calendar Year. The Parties agree that the provisions of Sections 7.6(b) (Royalty Term), 7.6(c) (Stacking), 7.6(d) (Licenses) and 7.6(e) (No Multiple Royalties) of the Original Agreement shall apply to the OX-40 Products and GITR Products.

[********] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

(b)Milestones.  Incyte shall promptly, but in any event within two (2) Business Days following the Amendment Date, deliver to Agenus a non-refundable payment of Ten Million Dollars ($10,000,000) in lieu of milestone payments due pursuant to Section 7.5(a)(i)(A) (Completion of the first Phase 1 Clinical Trial of each Profit-Share Product) of the Original Agreement for each of the OX-40 Project and the GITR Project, for a total payment of Twenty Million Dollars ($20,000,000). Thereafter, notwithstanding Section 7.5 of the Original Agreement, only the following milestone payments shall apply with respect to the OX-40 Project and the GITR Project:

Milestone Event	Payment
(A) [********]	$[********]
(B) [********]	$[********]
(C) [********]	$[********]
(D) [********]	$[********]
(E) [********]	$[********]
(F) [********]	$[********]
(G) [********]	$[********]
(H) [********]	$[********]

For clarity, no other milestones set forth in the Original Agreement shall apply with respect to the OX-40 Project or the GITR Project, and the milestones set forth in (F) through (H) above are payable only once across all Royalty-Bearing Products, based on aggregate sales of LAG-3 Products, TIM-3 Products, [********] Products, GITR Products, and OX-40 Products.

(c)No Other Consideration.  Notwithstanding anything to the contrary in the Original Agreement, except as set forth in this Section 2.2 above, no other payment or other consideration of any kind under Article VII of the Original Agreement shall be owing to Agenus with respect to the OX-40 Project or GITR Project or the Development, Manufacturing, or Commercialization of any OX-40 Antibody, GITR Antibody or any therapeutic preparation including any of the foregoing, other than:

(i)amounts that Agenus incurred prior to the Amendment Date that would have been allocated to Incyte under the Original Agreement as Incyte’s (50%) share of Profit-and-Loss amounts that accrued under the terms of the Original Agreement, provided, however, that Incyte shall reimburse [********] of any such costs or expenses incurred under services agreements with [********] for (A) invoices received and included on [********] hereto, and (B)  amounts accrued prior to [********] for which Agenus has provided Incyte with an invoice, and (C) all amounts properly incurred after [********], provided that the sum of (A) and (B) for which Incyte shall pay [********] shall not exceed [********]; and

[********] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

(ii)100% of any Development Costs, Manufacturing Costs or other costs or expenses of any kind Agenus or its Affiliates have incurred or will incur on or after the Amendment Date with respect to the OX-40 Project or GITR Project in accordance with and in performance of its Development and Manufacturing obligations under the Original Agreement, in each case, subject to the oversight and direction of the JSC.

(d)Following the Amendment Date when the GITR and OX-40 Projects are transitioned to Royalty-Bearing Projects, the financial reconciliation process, as established under the Original Agreement, shall continue, except that direct pass-through costs incurred by Agenus shall be [********].

(e)Notwithstanding the provisions of Section 7.4 of the Original Agreement, Incyte shall pay all invoices for pass-through third party expenses relating to third party services properly incurred within [********] of receipt thereof from Agenus, and Agenus will use commercially reasonable efforts to pay all such third party (including [********]) invoices promptly and in accordance with the invoice payment terms.

3.Manufacturing, Development, Commercialization of Royalty-Bearing Products and Royalty-Bearing Antibodies.

3.1Transfer of Manufacturing.

(a)Manufacturing Rights. Notwithstanding Section 4.8 of the Original Agreement, and subject to Section 5.1 of this Amendment, from and after the Amendment Date and during the Term, as between the Parties, Incyte shall have the exclusive, sublicensable, world-wide right and authority to Manufacture all Products, Licensed Antibodies, [********] Products, and [********] Antibodies in the Field, and to make all decisions with respect to the same, including the sole right to select and monitor its and its Affiliates’ own Manufacturing vendors; provided, however, that the foregoing exclusivity shall be co-exclusive with Agenus solely to the extent reasonably necessary to permit Agenus and its Affiliates and sublicensees to Develop, Manufacture and Commercialize Multispecific Antibodies.

(b)Manufacturing Transfer Plan.  Agenus shall, promptly, but in any case, no later than [********] from the Amendment Date, use commercially reasonable efforts to take all actions necessary to transfer all Manufacturing activities and Know-How necessary or, at  Incyte’s reasonable request, useful to the Manufacture of all Royalty-Bearing Products, Royalty-Bearing Antibodies, [********] Products, and [********] Antibodies in the Field, including Agenus making commercially reasonable efforts to (i)(1) assign to Incyte all manufacturing agreements relating solely to Royalty-Bearing Products or [********] Antibodies entered into which by their terms permit such assignment, and (2) provide Incyte with notice of and an opportunity to participate in all ongoing negotiations with any third party manufacturing organization, in each case to the extent related to the Manufacture of one or more of the Royalty-Bearing Antibodies, Royalty-Bearing Products, or [********] Antibodies or [********] Products in the Field; provided, however, that in no event shall Incyte or any of its Affiliates assume any liabilities arising under such agreements with respect to activities performed by such third parties on behalf of Agenus outside of the Program prior to the date of their assignment to Incyte; (ii) deliver to Incyte a tangible embodiment of all applicable Know-How necessary or, at Incyte’s

[********] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

reasonable request, useful to Manufacture the Royalty-Bearing Antibodies or Royalty-Bearing Products in the Field; and (iii) assign to Incyte all rights to applicable Regulatory Documentation and data necessary to Manufacture the Royalty-Bearing Antibodies or Royalty-Bearing Products in the Field.  During such [********] period, Agenus and Incyte shall agree upon a plan for transfer of Manufacturing of the Royalty-Bearing Antibodies and Royalty-Bearing Products providing for completion of the foregoing activities.  To the extent that Incyte has pre-approved associated costs in writing or has approved the Manufacturing transfer plan, all such transfer activities shall be considered Development Costs, and for clarity, Incyte shall not be liable for any other costs or expenses incurred by Agenus in connection with the activities contemplated by this Section 3.1.  The Parties shall cooperate to complete the technology transfer activities described in this Section 3.1(b) within [********] of the Amendment Date.

3.2Development and Commercialization Rights. From and after the Amendment Date and during the Term, as between the Parties, Incyte shall, subject to Sections 3.1(a), 4.3 and 5.3 of the Original Agreement and Section 3.3 and Section 5.1 of this Amendment, have the exclusive, world-wide right and authority to Develop and Commercialize Products, Licensed Antibodies, [********] Products, and [********] Antibodies (but, for clarity, not Multispecific Antibodies, which both Parties may pursue) in the Field, and to make all decisions with respect to the same, including, subject to Section 5.1 of this Amendment, the sole right to conduct Clinical Trials, file and maintain all Regulatory Approvals, and select and monitor distributors, in each case solely in the Field.

3.3Final Authority. Notwithstanding anything to the contrary in this Amendment or the Original Agreement (including Section 3.5 therein), as of the Amendment Date, the JSC shall have no decision-making authority with respect to any matter related to the Development, Manufacturing, or Commercialization of Royalty-Bearing Products,  Royalty-Bearing Antibodies, [********] Products, and [********] Antibodies in the Field. [********]  The JSC shall still hold and share information in the committee meetings held in accordance with Section 3.3 of the Original Agreement. Subject to and without limiting the above provisions of this Section 3.3, Agenus [********] as set forth in [********], and the governance and activities of the JSC set forth in Section 3 of the Original Agreement shall remain in effect with respect to such Development of any TIM-3 Antibody, LAG-3 Antibody, [********] Antibody [********], in each case, until the time of IND clearance with respect to such Antibody for the first Phase I study as a monotherapy.  If Agenus does not meet its obligations described in this Section 3.3 as determined by the JSC, then Incyte shall have the right to assume control of and responsibility for all such Development activities, and in such event, Agenus will transfer and otherwise provide Incyte all Know-How and other Information required by Incyte in order to assume such control and responsibility.

4.Removal of TIGIT and [********].

4.1Background.  On November 2, 2015, Incyte and Agenus agreed to include the TIGIT Project and [********] Project as Assumed Projects, each as a Profit-Share Project.  This agreement was confirmed by the Parties in writing by letter exchanges on November 6, 2015 and November 25, 2015.

[********] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

4.2Removal of [********] and TIGIT from Program.  Effective as of the Amendment Date, the Parties agree that [********] and TIGIT will cease to be Named Targets or Bullpen Targets, that [********] Antibodies and TIGIT Antibodies will cease to be Licensed Antibodies, and that the [********] Project and TIGIT Project will cease to be Projects under the Original Agreement.

4.3Reversion of Rights to TIGIT to Agenus.  Incyte agrees that beginning on the Amendment Date, nothing in the Original Agreement shall prohibit Agenus from Developing, Manufacturing, Commercializing or otherwise exploiting Antibodies that Interact with TIGIT without limitation, within and outside the Field, independently or with Third Parties, under the Patent Rights and Know-How Controlled by Agenus.  To the extent that Incyte or its Affiliates Control any Patent Rights developed under the Original Agreement as of the Amendment Date that cover the activities in the Field described in this Section 4.3, subject to Section 5 of this Amendment, Incyte, on behalf of itself and its Affiliates, hereby grants to Agenus and its Affiliates, solely in the Field: (i) an exclusive, sublicensable, world-wide, royalty-free, transferable, irrevocable, perpetual license under any such Patent Rights exclusively embodied in the TIGIT Antibodies existing as of the Amendment Date, and (ii) a non-exclusive, sublicensable, world-wide, royalty-free, transferable, irrevocable, perpetual license under such Patent Rights to the extent necessary for Agenus and its Affiliates to exercise its rights under this Section 4.3.  For the avoidance of doubt, the licenses under Section 2.2 of the Original Agreement do not extend to Agenus’ or its Affiliates’ Development, Manufacture, Commercialization or other exploitation of any TIGIT Antibodies.

4.4Reversion of Rights to [********] to Incyte.  Agenus agrees that beginning on the Amendment Date, nothing in the Original Agreement shall prohibit Incyte from Developing, Manufacturing, Commercializing or otherwise exploiting Antibodies that Interact with [********] without limitation, within and outside the Field, independently or with Third Parties, under the Patent Rights and Know-How Controlled by Incyte. To the extent that Agenus or its Affiliates Control any Patent Rights developed under the Original Agreement as of the Amendment Date that cover the activities in the Field described in this Section 4.4, subject to Section 5 of this Amendment, Agenus, on behalf of itself and its Affiliates, hereby grants to Incyte and its Affiliates, solely in the Field: (i) an exclusive, sublicensable, world-wide, royalty-free, transferable, irrevocable, perpetual license under any such Patent Rights exclusively embodied in the [********] Antibodies existing as of the Amendment Date, and (ii) a non-exclusive, sublicensable, world-wide, royalty-free, transferable, irrevocable, perpetual license under such Patent Rights to the extent necessary for Incyte and its Affiliates to exercise its rights under this Section 4.4.  For the avoidance of doubt, the licenses under Section 2.1 of the Original Agreement do not extend to Incyte’s or its Affiliates’ Development, Manufacture, Commercialization or other exploitation of any [********] Antibodies.

4.5Return of Materials. With respect to Know-How and other Confidential Information that solely relates to the [********] Project or the TIGIT Project, the Party returning the [********] Project or TIGIT Project (the “Returning Party”) shall, at its own cost, return to the other Party (the “Project Party”) such Project Party’s Know-How and other Confidential Information or dispose of such Confidential Information, in each case, in accordance with and to the extent required by Section 11.4 of the Original Agreement.  Without limiting the foregoing, each Party acknowledges and agrees that all Antibodies that Interact solely with [********] or

[********] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

TIGIT and which were discovered under the Research Plan or delivered to the Returning Party in the performance of the Program prior to the Amendment Date, including fragments, derivatives and modifications thereof, shall, as of the Amendment Date, no longer constitute Licensed Antibodies.  The Returning Party shall use reasonable efforts to return all applicable Know-How and other Confidential Information within [********] after the Amendment Date; provided, however, that Agenus shall not be obligated to return any Know-How or other Confidential Information necessary to satisfy its responsibilities referenced in Section 3.3 of this Amendment until such responsibilities have been satisfied.

4.6Payments on TIGIT and [********] Products.

(a)Royalty Rate. In consideration of the foregoing, the Project Party shall pay to the Returning Party a flat fifteen percent (15%) royalty on its worldwide Net Sales for any therapeutic preparation [********] that contains one or more [********] Antibodies (“[********] Products”) or TIGIT Antibodies (“TIGIT Products”), as applicable, on a product-by-product basis, in each Calendar Year.  The Parties agree that the provisions of Sections 7.6(b) (Royalty Term), 7.6(c) (Stacking), 7.6(d) (Licenses) and 7.6(e) (No Multiple Royalties) of the Original Agreement shall apply to (i) Agenus with respect to TIGIT Products; and to (ii) Incyte with respect to [********] Products, in each case, to the same extent as such provisions apply to Incyte with respect to Royalty-Bearing Products under the Original Agreement.

(b)Milestones. The milestone payments to be paid by the Project Party to the Returning Party for Royalty-Bearing Products set forth in Section 7.5(b) of the Original Agreement shall apply to TIGIT Products and [********] Products without modification [********].

(c)No Other Consideration. Notwithstanding anything to the contrary in the Original Agreement, (i) except as set forth in this Section 4.6 above, no other payment or other consideration of any kind under Article VII of the Original Agreement shall be owing to the Returning Party with respect to the TIGIT Project or [********] Project as applicable, or the Development, Manufacturing, or Commercialization of any TIGIT Antibody or [********] Antibody or any therapeutic preparation including any of the foregoing, other than amounts that may have accrued under the terms of the Original Agreement prior to the Amendment Date, and (ii) neither Party shall be obligated to reimburse the other Party for any Development Costs or other costs or expenses of any kind the other Party or its Affiliates have incurred after the Amendment Date with respect to the TIGIT Project or [********] Project.

5.Research Rights; Antibody Panels

5.1Research License. Notwithstanding Section 2.1 of the Original Agreement or Section 1.2 of this Amendment, each of the Parties hereby acknowledges and agrees that the licenses, assignments, and other rights granted to each Party and its Affiliates herein and in the Original Agreement are subject to the following retained right and internal research license (the “Research License”) for the duration of the Term:

[********] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

(a)Agenus hereby retains a right under the Agenus IP licensed to Incyte hereunder, and Incyte and its Affiliates hereby grant to Agenus and its Affiliates under the Incyte Patent Rights a royalty-free, worldwide, non-exclusive, sublicensable (solely to research collaborators), transferable (solely in connection with a permitted assignment of the Original Agreement under Section 12.3), irrevocable right and license, in each case, solely to make, use, and develop Licensed Antibodies and [********] Antibodies for non-commercial research, educational or internal uses only, including, [********] the right to carry out Development activities (including Clinical Trials) directed to combination therapies including a Licensed Antibody or [********] Antibody in combination with a non-Program product that is controlled by Agenus, its Affiliates or its research collaborator (an “Agenus Combination Study”); and

(b)Agenus and its Affiliates hereby grant to Incyte and its Affiliates a royalty-free, worldwide, non-exclusive, sublicensable (solely to research collaborators), transferable (solely in connection with a permitted assignment of the Original Agreement under Section 12.3), irrevocable right and license under the Agenus Patent Rights solely to make, use, and develop TIGIT Antibodies for non-commercial research, educational or internal uses only, including, [********] the right to carry out Development activities (including Clinical Trials) directed to combination therapies including a TIGIT Antibody in combination with a non-Program product that is controlled by Incyte, its Affiliates or its research collaborator (an “Incyte Combination Study”).

(c)Subject to Section 1.3 of this Amendment, each Party shall provide a Right of Cross-Reference to its existing respective IND as necessary to enable an Incyte Combination Study or Agenus Combination Study, as applicable, to be conducted under the respective INDs or if required by Regulatory Authorities.

(d)Nothing in this Section 5.1 shall be interpreted to limit rights otherwise retained by Agenus under the Original Agreement or this Amendment, including without limitation with respect to [********] Antibodies and Multispecific Antibodies.

5.2Antibody Panels. Subject to the Parties’ rights and obligations in the Original Agreement and this Amendment, the Parties hereby agree that Incyte shall have, with respect to the TIM-3 Project, LAG-3 Project, [********] Project, GITR Project, OX-40 Project, and [********] Project, access to Antibody sequences from Antibody panels identified and developed pursuant to each such Project as of the Amendment Date, and set forth in a schedule to be delivered to Incyte within a reasonable time after the Amendment Date (“Antibody Panels”), solely for use in the Field and solely for use in connection with Development, Manufacture and Commercialization of Licensed Antibodies and [********] Antibodies.  The foregoing right includes, with respect to Licensed Antibodies, the [********] right to Develop, Manufacture, and Commercialize [********] Licensed Antibody [********] candidates for [********], provided that [********] such Licensed Antibody [********] candidates [********] (each a “[********] Licensed Antibody”) [********].  Until the earlier of (i) [********] for a Product in a given Project or (ii) [********] after the Amendment Date (the “Trigger Date”), [********] (i) [********] and (ii) [********], to be delivered by Incyte within [********] thereafter, [********].  After the Trigger Date, [********], provided that [********] prior to the Trigger Date, and provided further that [********] at any time for a given program.  After the Trigger Date, [********].  Within [********], or is under consideration therefor, [********].  Nothing in this Section 5.2 shall be deemed to grant Incyte rights to use the Antibody Panels to Develop,

[********] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Manufacture or Commercialize (a) Multispecific Antibodies or (b) Licensed Antibodies or [********] Antibodies outside the Field, and in each case, such use of the Antibody panels shall be subject to the first sentence of Section 2.7(g), as set forth in Section 1.2(b) of this Amendment.  For clarity, the Antibody Panels [********] Agenus Know-How.

5.3No Other Rights. Except as expressly set forth in Sections 1.2, 1.4, 1.6, 4.3, 4.4, or this Section 5 of this Amendment, neither Incyte, Agenus, nor any of their Affiliates assigns, sells or transfers any Intellectual Property rights or grants any license, covenant not to sue or other right under any Intellectual Property rights, to the other Party or any of its Affiliates expressly, by implication, estoppel, exhaustion or otherwise, by operation of this Amendment.

5.4Further Assurances.  Each Party shall cooperate with the other and take such actions as may reasonably be requested from time to time in order to carry out, evidence or confirm their rights or obligations, or as may be reasonably necessary or helpful to give effect to, this Amendment.

6.Term and Termination

6.1Amendment Term. The term of this Amendment shall commence on the Amendment Date and shall continue in full force and effect until the expiration or termination of the Term in accordance with the Original Agreement. For clarity, upon the expiration or termination of the Term in accordance with the Original Agreement, the licenses (and sublicenses granted thereunder) and other rights granted by either Party shall automatically terminate.

6.2Survival of [********] Project and TIGIT Project.  Notwithstanding the termination or expiration of the Original Agreement or this Amendment, Section 4 of this Amendment and any other provisions of the Original Agreement which are referenced therein shall survive.

7.Standstill.  Section 10.5(c) of the Original Agreement is hereby deleted in its entirety and replaced with the following:

(c)

Notwithstanding anything in this Section 10.5 to the contrary, Incyte and its Affiliates may acquire, through that certain Stock Purchase Agreement privately negotiated between Agenus US and Parent (the “Stock Purchase Agreement”) or through open market purchases, an aggregate amount of Voting Securities that would represent less than the greater of 18.1% of the voting power represented by Agenus’ Voting Stock or 17,763,968 shares of Agenus’ common stock, solely for the purposes of investment in the ordinary course of business (so long as any decision to make such acquisition is in compliance with United States securities laws).  Nothing in this Section 10.5 shall restrict passive investments by any employee benefit plan of Incyte or its Affiliates so long as such investments are directed by independent trustees, administrators or employees who do not have Confidential Information of Agenus.

8.Definitions. The Original Agreement is hereby amended to include the following defined terms.  To the extent the Original Agreement contains definitions for any of the following terms, such definitions are hereby deleted in their entirety and replaced with the meanings given in this Section 8.

[********] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

8.1“Agenus Program Patent Rights” means all Patent Rights, other than Agenus Platform Patent Rights, that (a) are Controlled by Agenus or, subject to Section 12.3(b)(ii), any of its Affiliates, as of the Execution Date or during the Term; and (b) (i) Cover a Program Antibody or Program Product or a therapeutic preparation containing a Program Antibody or Program Product, or (ii) are otherwise necessary or reasonably useful to Develop, Manufacture or Commercialize a Program Antibody or Program Product.

8.2“Agreement” means the Original Agreement, as amended by this Amendment.

8.3“Antibody” means one or more molecules, or one or more genes encoding such molecule(s), which comprise or consist of one or more immunoglobulin domains, or fragment(s) thereof, that specifically bind(s) to a Target.  This defined term expressly excludes a Multispecific Antibody.

8.4“Bullpen Targets” means Targets that are designated by the JSC during the Discovery Period as a source of potential Discovery Projects to be proposed for inclusion in the Program pursuant to Section 4.5 of the Original Agreement. The Parties acknowledge that as of the Amendment Date there are no Bullpen Targets.

8.5“[********]” means [********].

8.6“[********] Antibody” means an Antibody that Interacts with [********] that is Controlled by Agenus or, subject to Section 12.3(b)(ii) of the Original Agreement, any of its Affiliates, as of the Amendment Date or during the Term, or arises out of the [********] Project.

8.7“[********] Product” means any therapeutic preparation that is approved for an indication in the Field that contains one or more [********] Antibodies.

8.8“[********] Project” means the project conducted under the Original Agreement directed to the Development, Manufacture and Commercialization of Antibodies that Interact with [********].

8.9“[********] Antibody” means an Antibody that (a) Interacts with a Named Target or with [********]; (b) has been demonstrated to exhibit opposing or otherwise alternative cellular pharmacology from a Program Antibody or [********] Program Antibody; (c) does not engage the Named Target or [********] in a therapeutically effective manner in the Field; and (d) is developed solely for use outside of the Hematology Field and Oncology Field.

8.10“GITR Product” means any therapeutic preparation that is approved for an indication in the Field that contains one or more GITR Antibodies.

8.11“LAG-3 Product” means any therapeutic preparation that is approved for an indication in the Field that contains one or more LAG-3 Antibodies.

8.12“Licensed Antibody” means a Profit-Share Antibody or a Royalty-Bearing Antibody, but expressly excludes [********] Antibodies.

8.13“[********]” means [********].

[********] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

8.14“Multispecific Antibody” means a molecule, or a covalently linked plurality of molecules, which comprise(s): [********].  For purposes of this definition, (a) [********], will be [********] for purposes of this definition; and (b) [********] of the [********] will be [********].

8.15“Named Target” means, as applicable, GITR, OX-40, TIM-3, LAG-3, [********], or the Target to which an Assumed Project is directed.  “Named Target” expressly excludes [********] and TIGIT.

8.16“OX-40/GITR Bispecific” means a Multispecific Antibody which specifically binds to each of GITR and OX-40, and which does not include or comprise any [********] other than [********].

8.17“OX-40 Product” means any therapeutic preparation that is approved for an indication in the Field that contains one or more OX-40 Antibodies.

8.18 “Profit-Share Antibodies” means Assumed Project Antibodies arising out of an Assumed Project designated by Agenus as a Profit-Share Project pursuant to Section 4.5(b)(i).  The Parties acknowledge that there are no Profit-Share Antibodies as of the Amendment Date.

8.19“Right of Cross-Reference” means, with regard to a Party, allowing the applicable Regulatory Authority in a country to have access (by cross-reference, incorporation by reference or otherwise) to relevant information contained in the Regulatory Documentation filed with such Regulatory Authority with respect to a Party’s Antibody, only to the extent necessary for the applicable purpose as specified in this Amendment.

8.20“Program Antibody” means a Licensed Antibody that is identified in, and is being Developed, Manufactured or Commercialized by Incyte under, a Development Plan or Commercialization Plan hereunder as of the Effective Date or any time during the Term including any Backup Licensed Antibody for each Program.  A complete list of Program Antibodies as of the Amendment Date is provided in [********], which, for avoidance of doubt, will be deemed to be Antibodies and not Multispecific Antibodies.

8.21“Program Product” means any therapeutic preparation that contains one or more [********].

8.22“Royalty-Bearing Antibodies” means GITR Antibodies, OX-40 Antibodies, TIM-3 Antibodies, LAG-3 Antibodies, [********] Antibodies, any applicable Backup Licensed Antibody for each Program, and Assumed Project Antibodies arising out of an Assumed Project designated by Agenus as a Royalty-Bearing Project pursuant to Section 4.5(b)(i).

8.23“Royalty-Bearing Product” means, subject to Section 1.120, any therapeutic preparation that contains one or more Royalty-Bearing Antibodies.

8.24“TIGIT” means the T cell immunoreceptor with Ig and ITIM domains that is otherwise known as WUCAM and Vstm3.

[********] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

8.25“TIGIT Antibody” means an Antibody that Interacts with TIGIT that is Controlled by Agenus or, subject to Section 12.3(b)(ii) of the Original Agreement, any of its Affiliates, as of the Amendment Date, or is developed using TIGIT Project Know-How [********].

8.26“TIGIT Project” means the project conducted under the Original Agreement directed to the Development, Manufacture and Commercialization of Antibodies that Interact with TIGIT.

8.27“TIM-3 Product” means any therapeutic preparation that is approved for an indication in the Field that contains one or more TIM-3 Antibodies.

8.28“[********]” means a [********].

8.29“[********]” means a [********] of [********].

8.30“[********]” means a [********] of [********].

8.31“[********]” means [********].

8.32“[********] Antibody” means an Antibody that Interacts with [********] that is Controlled by Agenus or, subject to Section 12.3(b)(ii) of the Original Agreement, any of its Affiliates, as of the Amendment Date, or is developed using [********] Project Know-How [********].

8.33“[********] Program Antibody” means a [********] Antibody under Development, Manufacturing or Commercialization by Incyte as disclosed to the JSC pursuant to Section 3 of the Original Agreement or as otherwise disclosed to Agenus in writing.

8.34“[********] Project” means the project conducted under the Original Agreement directed to the Development, Manufacture and Commercialization of Antibodies that Interact with [********].

9.Miscellaneous.

9.1Governing Law.  This Amendment shall in all respects be governed by and construed in accordance with the laws of the State of New York, USA, without reference to any conflict of law rules that might lead to the application of the laws of any other jurisdiction.

9.2Entire Agreement.  The Original Agreement, as amended by this Amendment, shall be read and construed as a single agreement.  Except as expressly amended hereby, the Original Agreement remains in full force and effect in accordance with its terms.

9.3Execution in Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.  Signatures provided by facsimile transmission or in Adobe™ Portable Document Format (.pdf) sent by electronic mail shall be deemed to be original signatures.

[********] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

9.4Notices.  The addresses for notices and communications set forth in Section 12.5 of the Original Agreement and for all communications, notices, instructions and consents provided for herein or in connection herewith shall be as follows.

Notices to Agenus shall be addressed to:

Agenus Inc.

3 Forbes Road

Lexington, Massachusetts 02421, USA

Attention: General Counsel

With a copy to:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199, USA

Attention:  Zachary R. Blume

Notices to Agenus Switzerland Inc. shall be addressed to:

Agenus Switzerland Inc.

Hochbergerstrasse 60C

CH-4057 Basel, Switzerland

Attention: Marc van Dijk

With a copy to:

Agenus Inc.

3 Forbes Road

Lexington, Massachusetts 02421-7305, USA

Attention: General Counsel

Notices to Incyte shall be addressed to:

Incyte Europe Sarl

Rue du Pré-de-la-Bichette 1, 1202

Geneva

Switzerland

Attention: General Counsel

With a copy to:

Sullivan & Cromwell LLP

125 Broad St.

New York, New York 10004, USA

Attention: Matthew G. Hurd

[********] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

and

Sullivan & Cromwell LLP

1870 Embarcadero Road

Palo Alto, California 94303, USA

Attention: Nader A. Mousavi

provided, however, that if either Party will have designated a different address by notice to the other Party in accordance with Section 12.5 of the Original Agreement, then to the last address so designated.

[signature page follows]

[********] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

IN WITNESS WHEREOF, the Parties have executed this First Amendment as of the Amendment Date.

INCYTE EUROPE SARL

By:	/s/ Herve Hoppenot
Name:	Herve Hoppenot
Title:	Managing Officer
Date:	February 13, 2017

AGENUS INC.

By:	/s/ Karen H. Valentine
Name:	Karen H. Valentine
Title:	Chief Legal Officer & General Counsel
Date:	February 14, 2017

AGENUS SWITZERLAND INC.

By:	/s/ Christine M. Klaskin
Name:	Christine M. Klaskin
Title:	Director
Date:	February 14, 2007